
NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

Investor Presentation

August 4, 2021

usio.com

USIO
Nasdaq Listed

FORWARD LOOKING STATEMENTS

Except for the historical information contained herein, the matters discussed in this presentation include forward-looking statements which are covered by safe harbors. Those statements include, but may not be limited to, all statements regarding management's intent, belief and expectations, such as statements concerning our future and our operating and growth strategy. These forward-looking statements are identified by the use of words such as "believe," "intend," "look forward," "anticipate," "schedule," and "expect" among others. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including risks related to the COVID-19 pandemic and its effect on the economy, risks related to the realization of the anticipated opportunities from the IMS acquisition, the management of the Company's growth, the loss of key resellers, the relationships with the Automated Clearinghouse network, bank sponsors, third-party card processing providers and merchants, the security of our software, hardware and information, the volatility of the stock price, the need to obtain additional financing, risks associated with new tax legislation, and compliance with complex federal, state and local laws and regulations, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission including its annual report on Form 10-K for the fiscal year ended December 31, 2020. One or more of these factors have affected, and in the future, could affect the Company's businesses and financial results in the future and could cause actual results to differ materially from plans and projections. The Company believes that the assumptions underlying the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the objectives and plans will be achieved. All forward-looking statements made in this presentation are based on information presently available to management. The Company assumes no obligation to update any forward-looking statements, except as required by law. The information presented in this presentation is as of July 30, 2021, unless indicated otherwise.


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Company Overview

USIO (NASDAQ: USIO) is an emerging leader in the FinTech landscape, with solutions in **Payment Facilitation, ACH, Prepaid Cards Issuing, Print & Mail and Electronic Bill Presentment and Payment (EBPP)**

USIO's innovative and proprietary payment enablement technology serves Integrated Software Vendors (ISVs) and enterprise level merchants nationwide in traditionally "bill-centric" verticals.

Share Price: $5.61
Market Cap: $140.1
Shares Outstanding: 24.97mm
Cash (3/31): $4.3mm
Total Debt: $200k

Record FY'20 Revenues

65%
YoY Growth
2020-2021
*projected



Annual Revenue
In Millions
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
$12.08
$14.57
$24.00
$28.20
$32.20
$53.00*
2016
2017
2018
2019
2020
2021

* We expect 2021 revenue to be $53mm - $56mm, an improvement of at least 65% over 2020.

RECENT HIGHLIGHTS
Q1/Q2 2021

- Revenues were $13.5 million for Q1'21, up 73% compared to $7.7 million in the same period last year.
- Adjusted EBITDA was a positive $247k in Q1'21, an improvement of over $450k compared to adjusted EBITDA loss of $200k in the same period a year ago, and the second straight quarter of positive adjusted EBITDA.
- **$2.73 Billion Dollars Processed** in Q2 2021, an increase of $860 million over Q1'21.
- Growth Occurred in all business lines as compared to Q2'20.

Second Quarter 2021 Processing Results					
Card Processing, including PayFac		**Prepaid**		**ACH**	
Card Dollars Processed	+55%	Prepaid Card Load Volume	+65%	Electronic Check Transaction Volume	+155%
Card Transactions Processed	+100%	Prepaid Card Transaction Volume	+63%	Returned Check Transactions Processed	+133%
				Electronic Check Dollars Processed	+397%

TRANSACTIONS
PROCESSED PER YEAR


Annual Transactions
In millions
20
18
16
14
12
10
8
6
4
2
0
12.3
10.9
14.3
15.4
18.2
2016
2017
2018
2019
2020

DOLLARS
PROCESSED PER YEAR


Dollars Processed Annually
In Millions
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$2,916
$2,830
$3,400
$3,540
$3,340
2016
2017
2018
2019
2020

Total revenue for 2020 exceeded 2019 due to the diversity of our payment channels.

DOLLARS
PROCESSED PER QUARTER



Dollars Processed by Quarter
In Millions
$3,000.0
$2,500.0
$2,000.0
$1,500.0
$1,000.0
$500.0
$-
$876.9
$694.1
$852.4
$920.5
$1,865.4
$2,730.0
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021



2021 Dollars Processed YTD Have Exceeded all of 2020.

OUR ACH MODEL

2020
ACH Revenue %


26.3%

TARGET CUSTOMER PROFILE

- Consumer Driven
- B2B Payments
- Bill Payments
- Disbursements

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Utilities | Insurance | Specialized Lending | B2B Billing | Cryptocurrency

- Recurring Transactions
- Low Attrition
- Need for Advanced Technology
- NACHA Certified Third—Party Sender Nacha

HOW WE MAKE MONEY

ON AVERAGE WE EARN	NET REVENUE PER TRANSACTION	MARGIN
$.70	$.41	60%+

ON A RETURN OR ORIGINATION

OUR PREPAID MODEL



debit
LOGO GOES HERE
JACK DALY

2020
Prepaid Revenue %



9.8%

Usio operates as both the program manager and issuer processor, providing web and mobile apps, transaction processing, customer service and compliance.

TARGET CUSTOMER PROFILE

- Governments, non-profits and SMBs needing platform for expense management, general disbursement, incentives, per diems, loyalty programs and more
- Entities looking to migrate away from physical checks or to virtual payment methods. Also offers insight into use of funds / spend.

TARGET VERTICALS & CHARACTERISTICS



Healthcare Governments Non-Profit Education Auto / Dealerships Consumer and Sales Oriented Businesses

- Recurring card loads and transactions
- Potential for breakage/spoilage, inactivity Fees, and/or High spend per card
- Low Risk

HOW WE MAKE MONEY

CLIENT FEES	INTERCHANGE	CARDHOLDER FESS / SPOILAGE	MARGIN
$0.35-$4	1%-2%	2%-4%	30-40%+
Per card created and mailed or sent virtually	On card purchases (this is paid for by merchants)	Of amount loaded to cards	

usio®

PREPAID HIGHLIGHTS

- 69% Increase in Revenue Q1 2020 vs. Q1 2019
- Over 100 Non-profits, Municipalities and Counties signed agreements in the last 12 months
- Strong partnership with Mastercard® and active participant in Mastercard's Citypossible® program
- Industry leading virtual card platform with substantial flexibility in delivery methods and card and redemption code collection
- Fast, efficient and customizable program deployment including "ready-to-ship" and custom branded card options for a variety of program types (disbursement with ATM, incentive, promotional, expense, consumer gift and reloadable)



SEND BY TEXT OR EMAIL
ORDER A PHYSICAL CARD
Pay
G Pay

Trusted by Top-tier Nonprofits, Cities, and Businesses

Mayor's Fund Los Angeles · United Way · care · Mayor's Fund to Advance New York City · F4GI Compton Pledge · OpenTable · FanCards · NYIC · Accelerator for America

MERCHANT ACQUIRING
PAYMENT FACILITATION

Payment Facilitation (PayFac) is simply the latest innovation in merchant acquiring, providing:

- Frictionless merchant onboarding, enrollment and automated risk/underwriting procedures - which have traditionally been very manual processes - to provide for mass adoption and scale in short order by way of a leveraged distribution model (one to many).
- Our differentiated go-to-market strategy creates loyalty and enhances customer value of the Integrated Software Vendors (ISVs) we serve.
- ISVs are now able to monetize payments flowing through their software applications, turning payments from a cost center to a revenue generating business unit.

2020
Acquiring Revenue %


60.3%

Conversion Rate increased to 51% in June, up from 23% the same period last year.

OUR PAYFAC MODEL

TARGET CUSTOMER PROFILE

- ISVs with between $3mm and $30mm ARR who seek to "own the payments ecosystem" within their software application.
- Organizations who desire to penetrate and migrate their existing customer base in short order as well as enroll all net new customers
- Entities looking to turn payments from a cost center to a revenue generating business unit.

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Utilities | Insurance | Legal | Non-Profit | Property Management

- Low Risk Verticals
- High Average Ticket ($150+)
- Low Attrition
- Recurring Payment Channels

HIGHLIGHTS

- First $100mm+ per year ISV (volume processed)
- $1bn + Run Rate in Merchant Acquiring line of business, including PayFac

PAYMENT FACILITATION
REVENUE ILLUSTRATION

	Retail Cost	One Transaction	100,000 Transactions	500,000 Transactions
	2.75%	$100	$10,000,000	$50,000,000
COGS				
Issuing Bank	*1.95%*	*$1.95*	$195,000	$975,000
Card Brands	*0.15%*	*$0.15*	$15,000	$75,000
Processing Expense	*$0.05*	*$0.05*	$5,000	$25,000
Usio Revenue	**2.75%**	**$2.75**	**$275,000**	**$1,375,000**
Processing Margin		*$0.60*	*$60,000*	*$300,000*
Usio Transaction Fee		*$0.25*	*$25,000*	*$125,000*
Gross Margin ($)		**$0.85**	**$85,000**	**$425,000**
ISV Share (50%)		*$0.425*	$42,500	$212,500
Net Margin (%)		**15.5%**	**15.5%**	**15.5%**

IMS ACQUISITION
USIO OUTPUT SOLUTIONS

usio®
output solutions

- Usio acquired the assets of IMS on December 15, 2020.
- IMS is now called **Usio Output Solutions.**
- IMS is an established provider of electronic bill presentment, document composition, document decomposition and printing and mailing services.
- IMS serves hundreds of customers representing a wide range of industry verticals, including:
  - Utilities
  - Financial Institutions
  - City and County Tax Entities
- Q1'21 Revenue of **$3.77mm**
- Projected to add **$13mm of revenue and $1mm of EBITDA in 2021.**

OUTPUT SOLUTIONS

TARGET CUSTOMER PROFILE

- Outsourced solution for document design, print and electronic delivery via US Post and Electronic
- Entities looking to reduce postage cost and increase efficiencies

$13mm

Projected Revenue in 2021

2020 Output Solutions Revenue %



3.6%

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Utilities | Government | Financial Institutions

- Print, Mail & Electronic Billing Dependent
- Recurring Transactions
- Increased turnaround time to get paid faster
- Piece level verification with 2D barcodes, cameras and scanners
- USPS post office located inside of our offices!

PROFIT MARGIN BREAKDOWN

PRINT	POSTAGE	ELECTRONIC	MARGIN
$.15 to $.18 cents per document printed	Average $.01 per document	$.03 - $.05 cents per presentment	14-16%


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

Financials


BANK
CREDIT CARD

usio®

INCOME STATEMENT
HIGHLIGHTS

Annual Revenue 2019
$28.2 MILLION

Annual Revenue 2020
$32.25 MILLION

$7.4
Gross Profit 2020

$5.9
Gross Profit 2019

Adjusted EBITDA*

2020	$(.8)
2019	$(1.7)

*See non-GAAP reconciliation of Adjusted EBITDA on slide 16

REVENUES BY CATEGORY

	Three Months Ended March 31, 2021			
	March 31, 2021	March 31, 2020	$ Change	% Change
ACH and Complementary Service Revenue	$ 3,078,456	$ 2,237,746	$ 840,710	37.6%
Credit Card Revenue	$5,723,709	$ 4,982,658	$741,051	14.90%
Prepaid Card Services Revenue	$ 886,576	$ 551,275	$ 335,301	60.8%
Output Solutions Revenue	$ 3,772,809	$ -	$ 3,772,809	100%
Total Revenue	$ 13,461,550	$ 7,771,679	$ 5,689,871	73.2%

NON-GAAP
RECONCILIATION

Non-GAAP Reconciliation	Three Months Ended			
	31-Mar-21		31-Mar-20	
(Values in Millions)				
Revenues	$	13.5	$	7.8
Reconciliation from Operating Income (Loss) to Adjusted EBITDA:				
Operating Income (Loss)	$	0.7	$	0.9
Depreciation and Amortization	$	0.6	$	0.4
EBITDA	$	(0.1)	$	(0.5)
Non-cash stock-based compensation expense, net	$	0.3	$	0.3
Adjusted EBITDA	$	0.2	$	(0.2)

BALANCE SHEET
HIGHLIGHTS

In Millions

Account		3/31/21		12/31/20
Cash	$	4.3	$	5.0
Restricted Cash & Settlement Funds		63.7	$	59.4
Total Assets	$	86.9	$	82.7
Short-term/Long-term Debt	$	0.2	$	-
Total Liabilities	$	70.6	$	66.0
Total Equity	$	16.3	$	16.7
Total Liabilities & Stockholder Equity		86.9	$	82.7


usio
Nasdaq

NASDAQ: USIO



INVESTMENT SUMMARY

- Innovative Leader in the Fast-Growing FinTech space
- Synergistic Multi-Channel Product Portfolio
  - ACH
  - Prepaid Card Issuing
  - Merchant Processing
  - Electronic Bill Presentment & Payment
  - Print and Mail
- Record Revenues in 2020 and on pace for another record-breaking year in 2021
- Consolidator in a Consolidating Industry
- Insignificant Debt - $200K
- Strong Balance Sheet: $4.3mm + Cash at 3/31/21


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

Investor Presentation

August 4, 2021

usio.com

USIO Nasdaq Listed